BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock iShares® Dynamic Fixed Income V.I. Fund

BlackRock iShares® Equity Appreciation V.I. Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated December 19, 2017 to

the Prospectus and the Statement of Additional Information for each Fund,

each dated May 1, 2017, as supplemented to date

On November 15, 2017, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. (the “Company”) approved the liquidation of each of BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund, each a series of the Company.

Each Fund is expected to be liquidated on or about March 29, 2018 (the “Liquidation Date”). On or before the Liquidation Date, each Fund will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders of each Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so.

Owners of the variable annuity or insurance contracts (each a “Contract”) offered by the insurance companies whose separate accounts are invested in a Fund should consult with their insurance company for information regarding:

•	the possibility of transferring their investment to other mutual funds sponsored and advised by BlackRock Advisors, LLC or its affiliates; and

•	the redirection of their assets that will occur on or about the Liquidation Date.

Contract owners are not expected to incur any tax liability in connection with the liquidation and dissolution of a Fund.

In connection with its liquidation, effective December 19, 2017, each Fund will be closed to new insurance company separate accounts, including through exchanges into the Fund from other funds of the Company. Contract owners of existing insurance company separate accounts for which a Fund is an investment option may continue to transact in the Fund’s shares until March 22, 2018.

Shareholders should retain this Supplement for future reference.

PRSAI-VAR2-1217SUP